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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2007

TERRA NOVA ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-32455	98-0434371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Bloor Street West, Suite 3400, Toronto, Ontario, Canada	M4W 3E2
(Address of Principal Executive Offices)	(Postal Code)

Registrant’s telephone number, including area code:        (416) 644-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 24, 2007, Terra Nova Acquisition Corporation (“Terra Nova”) announced that it filed its definitive proxy statement with the Securities and Exchange Commission on January 19, 2007. In addition, Terra Nova announced certain proxy voting procedures to perfect a stockholder of record’s conversion rights. A copy of the press release for such announcement is attached to this Report as Exhibit 99.1.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

Exhibit	Description
99.1	Press release of Terra Nova Acquisition Corporation dated January 24, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2007

TERRA NOVA ACQUISITION CORPORATION

By: /s/ Lee Chung

Name: Lee Chung

Title: Chief Financial Officer

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